                                 Exhibit 23.04

          CONSENT OF SMITH, LANGE & PHILLIPS LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the following Registration Statements of (1) our report dated December 10, 1996, with respect to the consolidated financial statements of American Study Program for Educational and Cultural Training, Inc. for the year ended September 30, 1996; and (2) our report dated December 7, 1997, with respect to the consolidated financial statements of American Study Program for Educational and Cultural Training, Inc. for the year ended September 30, 1997, both included in the Annual Report (Form 10-K) of Sylvan Learning Systems, Inc. for the year ended December 31, 1998.

Registration Statements on Form S-3

Registration Number              Date Filed
----------------------------------------------------------------
33-92014                         May 8, 1995
33-92852                         May 30, 1995
333-1674                         February 26, 1996
333-16111                        November 14, 1996
333-21261                        February 6, 1997
333-26633                        May 7, 1997
333-31273                        July 15, 1997
333-39535                        November 5, 1997
333-43355                        December 29, 1997
333-46747                        February 23, 1998
333-48997                        March 31, 1998
333-50993                        April 24, 1998
333-61083                        August 25, 1998
333-65197                        October 1, 1998
333-67727                        December 4, 1998

Registration Statements on Form S-8


                                                     Registration
Name                                                 Number             Date Filed
---------------------------------------------------------------------------------------------
1987-1991 Employee Stock Option Plan                 33-77384           April 6, 1994
1993 Director Stock Option Plan                      33-77386           April 6, 1994
1993 Employee Stock Option Plan                      33-77390           April 6, 1994
1993 Management Stock Option Plan                    33-77388           April 6, 1994
1997 Employee Stock Purchase Plan                    333-21963          February 18, 1997
1998 Stock Incentive Plan                            333-62011          August 21, 1998
1993 Employee Stock Option Plan and Employee
 Stock Purchase Plan                                 33-77390           September 14, 1998


/s/ Smith, Lange & Phillips

San Francisco, California
March 25, 1999